AMENDMENT NO. 2 to the SUPPORT SERVICES AGREEMENT

The Support Services Agreement dated as of October 12, 2009 (the "Agreement") by and between Freeze Tag, Inc. (the "Company"), and Cardiff Partners, LLC ("CPL") is hereby amended as of March 3, 2010 as follows:

Section 2.1a. shall be amended as follows:

The Company will issue to the CPL shares of its common stock, which will be included in the registration statement, as follows: (a) 1,108,707 shares to be issued immediately, plus (b) 2.638312 shares for every dollar raised above $336,900 by the Client between now and the time that the Registration Statement is filed. All shares issued are considered compensation for work related to the Company's financial statements audits for 2008, 2009 and 2010 interim periods. Any other services rendered maybe subject to additional payment terms to be agreed upon between the Parties.

IN WITNESS WHEREOF, the authorized parties hereto agree to the terms and have duly executed this Amendment as of the date first above written.

Cardiff Partners, LLC (the "CPL")

By:________________________
Keith Moore
Title: Managing Director

Freeze Tag, Inc. (the "Company")

By:________________________
Craig Holland
Title: CEO